NATIONWIDE MUTUAL FUNDS
Nationwide Global Equity Fund

Supplement dated June 15, 2017
to the Summary Prospectus dated February 28, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective on or about June 28, 2017, the Nationwide Global Equity Fund (the "Fund") is renamed the "Nationwide Global Sustainable Equity Fund."  All references to the Fund in the Summary Prospectus are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE